Going Concern	12 Months Ended
Dec. 31, 2015
Disclosure Text Block [Abstract]
Going Concern:
3. Going Concern

As of December 31, 2015, the Company was in breach of certain financial covenants while three bank facilities have matured and the Company has not made the final balloon installments. Accordingly, these three lenders have declared an event of default. For the remaining bank facilities, the Company has elected to suspend principal repayments. These events of default may result in the lenders requiring immediate repayment of the loans. As a result of this and of the cross default provisions contained in all bank loan agreements, the Company has classified the bank loans amounting to $218,185, as current liabilities, while the remaining loan balances in breach of $103,680 are classified as "Liabilities held for sale" due to the sale of the respective vessel owning companies (Note 7 and 11). As of December 31, 2015, the Company reported a working capital deficit of $85,573.

Given the prolonged market downturn in the drybulk segment and the continued depressed outlook on freight rates and vessels' market values, cash expected to be generated from operations or proceeds from the sale of vessels, assuming that current market charter hire rates would prevail in the twelve-month period ending December 31, 2016, will not be sufficient to cover the Company's working capital deficit. These conditions and events raise substantial doubt about the Company's ability to continue as a going concern, for a reasonable period of time.

In this respect, the Company, in an effort to deleverage balance sheet and improve its  liquidity position, has entered into agreements for the sale of all the Company's tankers and 19 bulkers or bulker owning entities, while the remaining vessels, are  classified as held for sale and are carried at fair value (Notes 7 and 21). In addition, in October 2015, the Company acquired Nautilus Offshore Services Inc., owner of six modern offshore support vessels to diversify the Company's asset base and enhance its cash flow generating ability (Note 8). The Company expects to finance its working capital deficit either with cash on hand, cash generated from operations, proceeds from sale of vessels and vessel owning companies and bank debt, or a combination thereof. In this context the Company has suspended principal repayment to preserve cash liquidity and is currently engaged in discussions with its lenders for the restructuring of its debt facilities.

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Accordingly, the consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern.